Subordinated liabilities	6 Months Ended
Jun. 30, 2024
Subordinated liabilities [abstract]
Subordinated liabilities	Subordinated liabilities

	Half year ended 30.06.24	Year ended 31.12.23
	£m	£m
Opening balance as at 1 January	35,903	38,253
Issuances	7,354	5,986
Redemptions	(4,804)	(7,431)
Other	(604)	(905)
Closing balance	37,849	35,903

Designated at fair value (Note 5)	543	579
Total subordinated liabilities	38,392	36,482
Issuances of £7,354m comprise £5,999m intra-group loans from Barclays PLC, £1,276m EUR 4.973% Fixed Rate Resetting Tier 2 Subordinated Callable Notes issued to Barclays PLC and £79m USD Floating Rate Notes issued externally by a Barclays Bank PLC subsidiary.
Redemptions of £4,804m comprise intra-group loans from Barclays PLC.
Other movements predominantly comprise foreign exchange movements and fair value hedge adjustments.